Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of  1934

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Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
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[   ] Definitive additional materials
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Smith Barney Municipal Fund, Inc.
(Name of Registrant as Specified in its Charter)

Gordon Swartz
Name of Person Filing Proxy Statement

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                        SMITH BARNEY MUNICIPAL FUND, INC.
                              388 Greenwich Street
                            New York, New York 10013

                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              --------------------

                          To Be Held on April 20, 2000

To the Stockholders of Smith Barney Municipal Fund, Inc.:

      The Annual Meeting of Stockholders of Smith Barney Municipal Fund, Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 26th Floor, on April 20, 2000 at 10:15 A.M. (New York Time) for the following purposes:

            1. To elect three Class I directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

            2. To ratify the selection of KPMG LLP as independent auditors of the Fund; and

            3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on March 3, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.


                                      By Order of the Board of Directors


                                      Christina T. Sydor
                                      Secretary

New York, New York
March 24, 2000

                                -----------------

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        SMITH BARNEY MUNICIPAL FUND, INC.
                              388 Greenwich Street
                            New York, New York 10013

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 20, 2000

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Smith Barney Municipal Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the Fund's principal executive offices at 388 Greenwich Street, 26th Floor, New York, New York 10013, on April 20, 2000 at 10:15 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares; SSB Citi Fund Management LLC ("SSB Citi" or the "Manager") (successor to SSBC Fund Management Inc.), the Fund's investment manager; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and SSB Citi are each located at 388 Greenwich Street, New York, New York 10013; PFPC is located at 101 Federal Street, Boston, Massachusetts 02110.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 1999, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about March 24, 2000. The Fund will provide additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of both proposals is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

      The Board of Directors of the Fund has fixed the close of business on March 3, 2000 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 4,007,461.791 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 3,942,345.000 shares, or 98.38% were held in accounts, but not beneficially owned by, CEDE & CO., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, NY 10004-9998. At the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

      In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Board of Directors of the Fund is currently classified into three classes. The directors serving in Class I have terms expiring at the Meeting; the Class I Directors currently serving on the Board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2003 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

      The Board knows of no reason why any of the Class I nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

      Certain information concerning the nominees is set forth below. All of the nominees for Class I currently serve as directors of other Smith Barney mutual funds. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk (*).

                   Persons Nominated for Election as Directors

                                                               Number of Shares
                            Principal Occupations             and % Beneficially
                            During Past Five Years,              Owned as of
Name                     Other Directorships, and Age           March 3, 2000
----                     ----------------------------         ------------------

CLASS I DIRECTORS

Heath B. McLendon*        Managing Director of Salomon             277.770**
 Director since 1995      Smith Barney; Chairman,
                          Co-Chairman or Trustee of the         (less than 1%)
                          Board of 71 investment
                          companies associated with
                          Citigroup Inc. ("Citigroup");
                          Director and President of SSB
                          Citi and Travelers Investment
                          Adviser, Inc. ("TIA"); age 66.

Allan J. Bloostein        President of Allan J.                     None
 Director since 1999      Bloostein Associates, a
                          consulting firm; Director of
                          19 investment companies
                          associated with Citigroup.
                          Director of CVS Corporation, a
                          drugstore chain, and Taubman
                          Centers Inc., a real estate
                          development company; Retired
                          Vice Chairman and Director of
                          The May Department Stores
                          Company; age 70.

Richard E. Hanson, Jr.    Head of School, New Atlanta               None
 Director since 1999      Jewish Community High School,
                          since September 1996; Director
                          of 12 investment companies
                          associated with Citigroup.
                          Formerly Headmaster, The Peck
                          School, Morristown, New
                          Jersey; age 58.

-------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
**    Includes shares owned by members of this director's family.

      The remainder of the Board currently constitutes the Class II and Class III directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2001 and 2002, respectively.

                         Directors Continuing in Office

                                                               Number of Shares
                            Principal Occupations             and % Beneficially
                            During Past Five Years,              Owned as of
Name                     Other Directorships, and Age           March 3, 2000
----                     ----------------------------         ------------------

CLASS II DIRECTORS

Paul Hardin               Professor of Law at the                    None
 Director since 1994      University of North Carolina
                          at Chapel Hill; Director of 14
                          investment companies
                          associated with Citigroup;
                          Director of The Summit
                          Bancorporation. Formerly,
                          Chancellor of the University
                          of North Carolina at Chapel
                          Hill; age 68.

Roderick C. Rasmussen     Investment Counselor; Director           106.947
 Director since 1992      of 12 investment companies
                          associated with Citigroup.            (less than 1%)
                          Formerly Vice President of
                          Dresdner and Company Inc.
                          (investment counselors); age
                          73.

John P. Toolan            Retired; Director of 12                   None
 Director since 1992      investment companies
                          associated with Citigroup;
                          Trustee of John Hancock Funds.
                          Formerly Director and Chairman
                          of the Smith Barney Trust
                          Company, Director of Smith
                          Barney Holdings Inc. and
                          various subsidiaries, Senior
                          Executive Vice President,
                          Director and Member of the
                          Executive Committee of Smith
                          Barney; age 69.

CLASS III DIRECTORS

Lee Abraham               Retired; Director of 12                   None
 Director since 1999      investment companies
                          associated with Citigroup.
                          Director of R.G. Barry Corp.,
                          a footwear manufacturer and
                          Signet Group plc, a specialty
                          retailer and eNote.com, Inc.,
                          a computer hardware company.
                          Formerly Chairman and Chief
                          Executive Officer of
                          Associated Merchandising
                          Corporation, a major retail
                          merchandising and sourcing
                          organization and formerly
                          Director of Galey & Lord, an
                          apparel manufacturer and Liz
                          Claiborne, a specialty
                          retailer; age 72.

Jane F. Dasher            Investment Officer of Korsant             None
 Director since 1999      Partners, a family investment
                          company; Director of 12
                          investment companies
                          associated with Citigroup.
                          Prior to 1997, an Independent
                          Financial Consultant; age 50.

Donald R. Foley           Retired; Director of 12                4,678.525
 Director since 1992      investment companies
                          associated with Citigroup.          (less than 1%)
                          Formerly Vice President of
                          Edwin Bird Wilson, Inc.
                          (advertising); age 77.

                 Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year 1999, all filing requirements applicable to such persons were complied with.

      The Fund has no compensation committee of the Board of Directors, or any committee performing similar functions. The Fund has an administrative and governance committee composed of Lee Abraham, Donald R. Foley, Richard E. Hanson, Jr. and Paul Hardin, which acts as a nominating committe of the Board of Directors. The Fund has an audit and investment performance committee composed of Allan J. Bloostein, Jane F. Dasher, Roderick C. Rosmussen and John P. Toolan, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors. The Directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors").

      Seven meetings of the Board were held between January 1, 1999 and December 31, 1999, four of which were regular meetings. Four administrative and governance committee meetings were held. Two Audit Committee meetings were also held. No incumbent director attended less than 75% of these meetings since his/her election to the Board of Directors.

      Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $14,695 were paid to such directors by the Fund during the fiscal year ended on December 31, 1999. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $60,000 per annum plus a per meeting fee of $2,500 with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

      The following table shows the compensation paid to each person who was a director of the Fund during the Fund's last fiscal year:

                               COMPENSATION TABLE

                                                                          Compensation
                                                                           from Fund
                                Aggregate                                   and Fund               Total
                               Compensation          Pension or              Complex             Number of
                                from Fund            Retirement         Paid to Directors        Funds for
                              for the Fiscal       Benefits Accrued      for the Calendar      Which Director
                                Year Ended            as part of           Year Ended          Serves Within
      Name of Person             12/31/99           Fund Expenses           12/31/99           Fund Complex
      --------------             --------           -------------           --------           ------------
Lee Abraham                        $ 28                   0                 $ 71,133                 12
Allan J. Bloostein                   28                   0                  112,483                 19
Jane F. Dasher                      132                   0                   65,733                 12
Donald R. Foley*                    242                   0                   71,300                 12
Richard E. Hanson, Jr.               27                   0                   68,233                 12
Paul Hardin                         242                   0                   90,450                 14
Heath B. McLendon+                    0                   0                        0                 71
Roderick C. Rasmussen               242                   0                   71,200                 12
John P. Toolan*                     142                   0                   69,100                 12

----------
+ Designates a director who is an "interested person" of the Fund as defined under the 1940 Act.

* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
      Fund: Donald R. Foley: $15, John P. Toolan: $142, and the following amounts of their total compensation from the Fund Complex: Donald R.
      Foley: $21,600, and John P. Toolan: $69,100.

      Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $121.

      The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                  Offices and Positions        Period        Principal Occupations During
Name                 Held with Fund         Offices Held        Past Five Years and Age
----                 --------------         ------------        -----------------------
Heath B. McLendon   Chairman of the         1995 to date     (see table of directors above)
                    Board, President
                    and Chief Execu-
                    tive Officer

                  Offices and Positions        Period        Principal Occupations During
Name                 Held with Fund         Offices Held        Past Five Years and Age
----                 --------------         ------------        -----------------------

Lewis E. Daidone    Senior Vice             1992 to date     Managing Director of Salomon
                    President and                            Smith Barney; Senior Vice
                    Treasurer                                President or Executive Vice
                                                             President and Treasurer of 61
                                                             investment companies
                                                             associated with Citigroup;
                                                             Director and Senior Vice
                                                             President of the Manager and
                                                             TIA; 42.

Peter M. Coffey     Vice President          1992 to date     Managing Director of Salomon
                                                             Smith Barney and investment
                                                             officer of certain other
                                                             investment companies
                                                             associated with Citigroup;
                                                             55.

Christina T. Sydor  Secretary               1992 to date     Managing Director of Salomon
                                                             Smith Barney; Secretary of 61
                                                             investment companies
                                                             associated with Citigroup;
                                                             Secretary and General Counsel
                                                             of the Manager and TIA; 49.

Paul Brook          Controller              1998 to date     Director of Salomon Smith
                                                             Barney and Controller or
                                                             Assistant Treasurer of 43
                                                             investment companies
                                                             associated with Citigroup;
                                                             Prior to 1998, Managing
                                                             Director of AMT Capital
                                                             Services Inc.; Prior to 1997,
                                                             Partner with Ernst & Young
                                                             LLP; 46.

                  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE
            INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE
                       ELECTION OF NOMINEES TO THE BOARD.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      On December 17, 1999, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act and the rules thereunder, the Board and the independent directors selected KPMG LLP ("KPMG") as the Fund's independent auditors for the fiscal year ending December 31, 2000. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Salomon Smith Barney and for Citigroup, as of December 31, 1999. Citigroup is the ultimate parent company of both SSB Citi and Salomon Smith Barney. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Citigroup, or any other investment company sponsored by Salomon Smith Barney or its affiliates.

      If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

      The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at its 2001 Annual Meeting of Stockholders of the Fund must be received by November 24, 2000 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2001 Annual Meeting of Stockholders will be held in April of 2001. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the Annual Meeting of Stockholders for 2001 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by February 7, 2001, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                   By Order of the Board of Directors,


                                   Christina T. Sydor
                                   Secretary

March 24, 2000

FORM OF PROXY
SMITH BARNEY MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR, and GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Smith Barney Intermediate Municipal Fund, Inc. held of record by the undersigned on March 3, 2000 at an Annual Meeting of Stockholders to be held on April 20, 2000 or any adjournment thereof.



[SEE REVERSE SIDE]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE
SIDE]


[ X ]	Please mark
	votes as in
	this example.

The Board of Directors recommends a vote "FOR" the following proposals. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

1.	ELECTION OF DIRECTORS
Class I Nominees: (1) Heath B. McLendon (2) Allan J. Bloostein
			and (3) Richard E. Hanson, Jr.


	   FOR			WITHHELD
	[         ]			[         ]

	[         ]
	For all nominees except as noted above


2.	PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT
AUDITORS OF THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

	   FOR			AGAINST		ABSTAIN
	[        ]			[        ]		[        ]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
	[          ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________



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